SECOND AMENDMENT dated as of July 16, 1999 (this "Second
Amendment"), to the LOAN AND SECURITY AGREEMENT, dated as of August 31, 1998 (as amended on June 9, 1999, the "Existing Loan Agreement", and as it may be further amended, restated, supplemented or modified from time to time, including by this Amendment, the "Loan Agreement"; capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Existing Loan Agreement), between In-House Rehab, Inc., a Kentucky corporation ("In-House"), In-House Medical Resources, Inc., a Kentucky corporation, Doctors Rehab & Therapy, Inc., a Kentucky corporation, Daily Rehabilitation Institute of Ponte Vedra, Inc., a Florida corporation, Gateway Rehab, Inc., an Illinois corporation, Perennial Health Management, Inc., a Kentucky corporation ("PHMI"), Perennial Health Systems, Inc. (f/k/a In-house Rehab Corporation), a Colorado corporation ("Parent"), as Primary Servicer and Guarantor and Daiwa Healthco-3 LLC, a Delaware limited liability company, as lender (the "Lender").

          Certain Events of Default are continuing under the Existing Loan Agreement. The Borrowers have requested that the Lender restructure the Existing Loan Agreement and make additional advances under the Loan Agreement that are not provided for under the Existing Loan Agreement, subject to the terms and conditions set forth herein.

          Scott County Healthcare Center, Inc. ("SCHC"), a wholly owned subsidiary of PHMI, desires to become a "Borrower" under the Loan Agreement and each other Borrower desires that SCHC becomes a Borrower under the Loan Agreement.

        Accordingly, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged the parties hereto hereby agree to the following:

SECTION  1     AMENDMENTS TO LOAN AGREEMENT

          Effective as of the Effective Date, the Existing Loan Agreement is hereby amended as follows:

           1.1   Amendments to Articles I and II.

                 (a)  Sections 1.01(a), 1.02(b) 1.02(c), 1.07(d), the heading of Section 1.07(a) and the preamble to Article II are hereby amended by deleting the word "Loan" appearing therein and substituting therefor the phrase Revolving Loan.

                   (b) Section 1.09(b) is hereby amended by deleting the phrase "Revolving Advance" appearing on the fifth and sixth lines thereof and substituting therefor the word "Loan".

                (c) Sections 1.05 and 1.06 of the Existing Loan Agreement are hereby deleted in their entirety and the following new sections are hereby substituted therefor:

                     Section 1.05. The Special Loan. (a) The Funding. The Lender hereby agrees to lend to the Borrowers on the Effective Date a term loan in the initial principal amount of $2,300,000 (the "Special Loan"). Amounts borrowed under this Section 1.05 and repaid or prepaid may not be reborrowed. Amounts prepaid on the Special Loan shall be applied to the outstanding principal amount thereof in inverse order of maturity.

                     (b) Application of Proceeds of the Special Loan. The Borrower hereby directs the Lender to apply (x) $298,671.06 in proceeds of the Special Loan to reduce the amounts outstanding under the Revolving Loan and cure any Borrowing Base Deficiency existing immediately prior to the Effective Date, (y) $1,601,328.94 in proceeds of the Special Loan to fulfill the obligation of In-House to repurchase the Promissory Note pursuant to Section 2 of the Purchase Agreement, and (z) $400,000 to the account of In-House.

                     Section 1.06. Mandatory Payment of Principal on the Special Loan. The Borrowers shall, until payment in full of the Special Loan and subject to earlier prepayment thereof, pay to the Lender the principal sum of the Special Loan in 15 consecutive monthly installments on the dates (or the next following Business
            Day) and in the amounts set forth below:

                      Payment Date                   Installment Amount

            November 1, 1999; December 1, 1999; and       $200,000
             January 2, 2000
            February 1, 2000; March 1, 2000; April 1,     $100,000
             2000; May 1, 2000; June 1, 2000; July 1,
             2000; August 1, 2000; September 1, 2000,
             October 1, 2000; and November 1, 2000
            provided, that in any event the last such installment shall be in the amount necessary to repay in full the unpaid principal amount of the Special Loan.

                (d)   The following new subsection (e) is hereby added to
       Section 1.07 of the Existing Loan Agreement at the end of Section 1.07.

                      (e) Interest on Special Loan. The Borrowers shall pay interest on the unpaid principal amount of the Special Loan outstanding from time to time (i) on each Interest Payment Date, and (ii) on the Maturity Date (whether by acceleration or otherwise) upon demand, in each case at an interest rate per annum equal to 15%.

            1.2  Amendments to Exhibit I.

                        (a) The defined term "Borrowing Base Deficiency" is hereby amended by deleting the word "Loan" appearing on the second line therein and substituting therefor the phrase "Revolving Loan".

                     (b) The defined term "Interest Payment Date" is hereby amended by deleting the word "Revolving Advance" appearing in the second line therein and substituting therefor the word "Loan".

                     (c) The defined term "Interest Period" is hereby amended by deleting the phrase "with respect to such Revolving Advance" appearing in the second line thereof substituting the following phrase therefor:

            with respect to each Revolving Advance or the date of initial advance of the Special Loan, as the case may be,"

                    (d) The defined term "Loan"is hereby amended by deleting such term in its entirety and substituting therefor the following:

                    "Loan" means the Revolving Loan and the Special Loan.

                    (e) The defined term "Pledge Agreement" is hereby amended by adding the phrase ", as such agreement is amended, restated, modified, or supplemented from time to time in accordance with its terms" at the end of such defined term.

                    (f) The following terms are hereby added to Exhibit I in their appropriate alphabetical order:

                         "Promissory Note" means that certain Promissory Note
                     in the initial principal amount of $1,873,193.55, dated November 17, 1998, made by Newcare Health Corporation, a Nevada corporation in favor of In-House.

                         "Purchase Agreement" means that certain Promissory
                 Note Purchase Agreement, dated as of November 30, 1998, between the Lender and In-House, pursuant to which In-House is obligated to repurchase from the Lender the Promissory Note.

                         "Revolving Loan" has the meaning set forth in Section
                 1.01(a).

                         "Special Loan" has the meaning set forth in Section
                 1.05(a).

SECTION  2 SPECIAL PROVISION FOR THE ADDITION OF SCHC

           2.1 Addition of SCHC. SCHC hereby becomes a Borrower under the Loan Agreement and agrees to be bound by, and to comply with the terms and provisions of the Loan Agreement in the same manner as if it were an original signatory thereto as a Borrower and hereby grants, as collateral security for the Borrowers' obligations to pay the Lender Debt when due and payable, a first priority Lien on and security interest in and right of set-off against all of its rights, title and interest in and to (i) its interest in the Lockbox and the Lockbox Account, (ii) its Collateral, and (iii) all Proceeds of the foregoing.

           2.2 Pledge of SCHC Stock. PHMI hereby becomes a "Grantor" under the Pledge Agreement (as defined in therein) and hereby agrees to be bound by, and to comply with the terms and provisions of the Pledge Agreement in the same manner as if it were an original signatory thereto as a "Grantor". The Grantors (as defined in the Pledge Agreement) and the Lender hereby amend
Schedule I to the Pledge Agreement by deleting such schedule in its entirety and substituting therefor Schedule I attached hereto.

SECTION 3  SPECIAL ACKNOWLEDGMENTS RELATING TO SECURITY INTERESTS

           3.l Acknowledgment of Lien in Tax Refunds. Each Borrower hereby acknowledges, confirms, represents and agrees that proposed federal, state and local tax refunds described in Annex 3.1 hereto (the "Tax Refunds") are, without any further action on the part of the Borrowers or the Lender, including as part of the definition of "Collateral" as such term is defined in the Loan Agreement, that the Lender has a first priority security interest in the Tax Refunds (subject to the Lender Consent and Intercreditor Agreement referred to in Section 4.3 hereof). No Borrower will represent to any other Person or enter into any other agreement, or suffer or permit any such action, in contravention of such understanding without the prior written consent of the Lender.

           3.2 Acknowledgement of Lien in promissory Note. In-House hereby acknowledges, confirms, represents and agrees that the Promissory Note is, without any further action on the part of the Borrowers or the Lender, including as part of the definition of "Collateral" as such term is defined in the Loan Agreement, that the Lender has a first priority security interest in the Promissory Note. No Borrower will represent to any other Person or enter into any other agreement, or suffer or permit any such action, in contravention of such understanding without the prior written consent of the Lender. In-House agrees that it shall direct any and all payments or distributions of any kind or nature to be paid directly to the Lender first, in reduction of amounts outstanding under the Special Loan, and upon payment in full of the Special Loan, in reduction of any other amounts of Lender Debt.

          3.3 Acknowledgment Of Lien in SCHC Collateral. Each Borrower hereby acknowledges, confirms, represents and agrees that the Lender possesses a first priority security interest in all of the Collateral of SCHC (subject to the Intercreditor Agreement, dated as of December 4, 1998 among The National City Bank of Evansville and the Lender) and in the capital stock of SCHC (upon delivery thereof to the Agent), as collateral security for the payment of all Lender Debt when due and payable.

         3.4 Acknowledgment of Special Loan. Each Borrower hereby acknowledges, confirms, represents and agrees that the Lender Debt includes any and all amounts outstanding under the Special Loan.

SECTION 4  CONDITIONS TO EFFECTIVENESS

         This Second Amendment and the transactions contemplated herein and hereby shall become effective at the time and date (the "Effective Date") that the Lender receives fully executed counterparts of this Second Amendment and the following conditions have been fulfilled or waived, in each case, to the satisfaction of the Lender in its sole discretion:

         4.1 Execution of Second Amendment. The Lender shall have received a fully executed copy of this Second Amendment, together with all exhibits, annexes and attachments thereto.

         4.2 Corporate Authority. The Lender shall have received evidence that the board of directors of the Parent, In-House and each other Borrower has approved this Second Amendment and all of the transactions contemplated hereby.

          4.3 $500,000 Investment; Lender Consent and Intercreditor Agreement. The Lender shall have received evidence that certain investors shall have advanced $500,000 in cash to the Borrowers pursuant to documentation satisfactory to the Lender in its sole discretion, including a fully executed Lender Consent and Intercreditor Agreement in the form of Exhibit A attached hereto, and fully executed copies of each such agreement shall have been delivered to the Lender.

          4.4 Warrants. The Lender shall have received (x) a fully executed warrant for 300,000 shares of common stock of the Parent in the form of Exhibit B attached hereto, and (y) a fully executed warrant for 18% of the common stock of the Parent (reducing pursuant to the terms set forth therein) in the form of Exhibit C attached hereto.

          4.5 Second Amendment to Hall Guaranty. The Lender shall have received a fully executed copy of the Second Amendment to the Hall Guaranty in the form of Exhibit D attached hereto.

          4.6 Assignment of Promissory Note. The Lender shall have received a fully executed Assignment of Promissory Note in the form of Exhibit E attached hereto.

          4.7 Collateral Assignment of Promissory Note. The Lender shall have received a fully executed Assignment of Promissory Note as Collateral Security in the form of Exhibit F attached hereto.

          4.8 Subordination Agreement. The Lender shall have received a fully executed Subordination Agreement in the form of Exhibit G attached hereto.

          4.9 Diligence Documentation. The Lender shall have received the following documents, each in form and substance satisfactory to the Lender in its sole discretion:

          0.0.1 an executed term sheet from HealthCare Financial Partners relating to the sale leaseback of certain "Medilodge" facilities located in the State of Michigan;

          0.0.2 a recent personal financial statement from David Hall together with supporting documentation;

          0.0.3 evidence and related supporting documentation that the Borrowers are entitled and plan to file for local, state and federal tax refunds in an aggregate minimum net amount of $1,050,000;

          0.0.4 an executed and effective letter of intent between the Borrowers and Medilodge;

          0.0.5 a copy of the check register of the Borrowers for the past 90 days and all known future payment;

          0.0.6 evidence supporting the cash flow forecasts of the Borrowers previously presented to the Lender;

          4.10 SCHC Stock Certificate. The Lender shall have received the stock certificate evidencing PHMI's ownership of SCHC together with a stock power undated and executed in blank representing 100% of the issued and outstanding stock of SCHC.

          4.11 SCHC Corporate Authority. The Lender shall have received (i) a certified copy of the certificate or articles of incorporation of SCHC; (ii) a certificate of the Secretary of SCHC, certifying (A) that attached thereto is a true and complete copy of SCHC By-laws as in effect on the date of such certificate and at all times since a date prior to the date of the resolution described in item (B) below, (B) that attached thereto is a true and complete copy of a resolution adopted by SCHC's Board of Directors authorizing the execution, delivery and performance of this Agreement, and that such resolution has not been modified, rescinded or amended and is in full force and effect, (C) that SCHC's certificate or articles of incorporation has not been amended since the date of the last amendment thereto shown on the certificate furnished pursuant to (i) above, and (D) as to the incumbency and specimen signature of each of SCHC's officers executing this Agreement; and
(iii) a certificate of another of SCHC's officers as to incumbency and signature of its Secretary.

          4.12 Opinions. The Lender shall have received legal opinions of counsel relating to this Second Amendment, each of the documents contemplated to be delivered hereunder, the security interests of the Lender and certain securities law matters and matters relating to the Colorado Control Share Acquisition and Colorado Business Combination statutes.

          4.13 On-Site Diligence. The Lender shall conducted on-site due diligence at the Borrowers offices;

          4.14 Credit Committee Approval. The Lender's credit committee shall have approved the transactions contemplated herein.

          4.15 Other Conditions. The Lender shall have received such other documents as the Lender or Lender's counsel shall reasonably deem necessary.

SECTION 5  MISCELLANEOUS

          5.1 Representations and Warranties. Each Borrower reaffirms and restates the representations and warranties set forth in the Loan Agreement, as amended by this Second Amendment, and all such representations and warranties shall be true and correct on the date hereof with the same force and effect as if made on such date (except for those which expressly related to a prior date and subject to the Lender Consent and Intercreditor Agreement described in Section 4.3 hereof and the Intercreditor Agreement referred to in
Section 3.3 hereof). Each Borrower represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Lender that:

          0.0.1 It has the corporate power and authority to execute, deliver and carry out the terms and provisions of this Second Amendment and the transactions contemplated hereby and has taken or caused to be taken all necessary corporate action to authorize the execution, delivery and performance of this Second Amendment and the transactions contemplated hereby;

          0.0.2 No consent of any other person (including, without limitation, shareholders or creditors of any Borrower), and no action of, or filing with any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Second Amendment;

          0.0.3 This Second Amendment has been duly executed and delivered on behalf of each Borrower by a duly authorized officer, and constitutes a legal, valid and binding obligation of each Borrower enforceable in accordance with its terms, subject to bankruptcy, reorganization, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and the exercise of judicial discretion in accordance with general principles of equity; and

          0.0.4 The execution, delivery and performance of this Second Amendment will not violate any law, statute or regulation, or any order or decree of any court or governmental instrumentality, or conflict with, or result in the breach of, or constitute a default under any contractual obligation of any Borrower.

          5.2 In addition the Parent hereby further represents and warrants as follows:

          0.0.1 The authorized capital stock and the issued and outstanding shares of capital stock of the Parent are as set forth on
                 Schedule 5.2.1 hereto. Except as set forth on Schedule 5.2.1, there are no outstanding securities of the Parent and no securities convertible into or exchangeable for, or options or other rights to acquire from the Parent, or other obligations of the Parent to issue, directly or indirectly any shares of capital stock or other equity securities of the Parent. True and correct copies of all documentation relating to the issuance, sale, transfer, relative rights, privileges and obligations and any other material terms of the securities, options or other rights set forth on Schedule
                 5.2.1 have been provided to the Lender or are available on EDGAR. All of the issued and outstanding shares of capital stock of the Parent have been duly authorized and validly issued, are fully paid and nonassessable, and the holders thereof are not be entitled or subject to any preemptive rights, rights of first refusal or other similar rights. 3,870,601 shares of Common Stock have been duly authorized and reserved for issuance in connection with the exercise of the Warrants and no more than 16,266,071 shares of Common Stock and no shares of preferred stock of the Parent will have been reserved for issuance in connection with the exchange, conversion or exercise of the other securities of the Parent. The shares of capital stock to be issued upon exercise of each of the Warrants will, upon issuance, be, duly authorized and validly issued, fully paid and nonassessable, free of any Liens or encumbrances and not subject to any preemptive rights, rights of first refusal or similar rights.

          0.0.2 Except as set forth on Schedule 5.2.2, (y) neither the Parent nor any of its Subsidiaries is a party or subject to any agreement or understanding that affects or relates to the holding, transfer, voting or giving of consents with respect to any security or the voting by any director of the Parent or of its Subsidiaries and (z) to the Parent's knowledge, there are no such agreements or other arrangements among any Persons owning equity interests in the Parent and/or its Subsidiaries.

          0.0.3 All outstanding shares of Common Stock and all outstanding options, warrants, rights (including conversion or preemptive rights and rights of first refusal) or agreements for the purchase or acquisition from the Issuer or any of its Affiliates of any shares of its capital stock, including the Warrants and the shares of capital stock subject to issuance upon exercise of the Warrant, have been or will be issued or granted in compliance with all applicable Securities Laws and the requirements of any securities exchange or other securities market upon which the Common Stock is listed or quoted. The Common Stock is quoted on the OTC Bulletin Board.

          0.0.4 The Parent has taken all requisite action so that the Lender, as a result of any of the transactions contemplated hereby, including, but not limited to, the acquisition of 300,000 shares from the Parent, the issuance and acquisition of the Warrant and the issuance and acquisition of shares upon exercise of the Warrant does not become a "significant shareholder" within the meaning of Article 106, Section 205 of the Colorado Business Corporation Act or any comparable provision of law that may become applicable to the Company thereby limiting the ability of the Lender to exercise any of its rights or remedies against the Parent.

          5.3 Ratification. Except as herein expressly amended, the Loan Agreement and all other documents issued in connection therewith each hereby ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

          5.4 Cross-References. All references to the Loan Agreement in the Loan Agreement and the other documents and instruments delivered pursuant to or in connection therewith shall mean the Loan Agreement as amended hereby and as may in the future be amended, restated, supplemented or modified from time to time.

          5.5 Counterparts. This Second Amendment may be executed by the parties hereto individually or in combination, in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

          5.6 Delivery by Telecopy. Delivery of an executed counterpart of a signature page to this Second Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Second Amendment.

          5.7 Governing Law. THIS SECOND AMENDMENT SHALL, IN A MANNER CONSISTENT WITH SECTION 5-1401 OF THE GENERAL OBLIGATION LAW OF THE STATE OF NEW YORK, BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION.

          5.8 Further Assurances. The parties hereto shall, at any time and from time to time following the execution of this Second Amendment, execute and deliver all such further instruments and take all such further actions as may be reasonably necessary or appropriate in order to carry out the provisions of this Second Amendment.

               [Remainder of this page intentionally left blank.]

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Second Amendment as of the date first above written.

                        IN-HOUSE REHAB, INC. (individually and as successor in interest by merger to RT Group, Inc.), as a Borrower

                        By /s/ David V. Hall
                          Name:
                          Title: Pres.


                        IN-HOUSE MEDICAL RESOURCES, INC., as a
                        Borrower

                        By David V. Hall
                          Name:
                          Title: Pres


                        SCOTT COUNTY HEALTHCARE ENTER, INC.,
                        as a Borrower

                        By /s/ David V. Hall
                          Name:
                          Title: Pres.


                        DOCTORS REHAB & THERAPY, INC., as a
                        Borrower

                        By /s/ David V. Hall
                          Name:
                          Title: Pres


                        DAILY REHBILITATION INSTITUTE OF
                        POINTE VEDRA, INC., as a Borrower

                        By /s/ David V. Hall
                          Name:
                          Title: Pres.

                        GATEWAY REHAB, INC., as a Borrower

                        By:  /s/ David V. Hall
                          Name:
                          Title: Pres.


                        PERENNIAL HEALTH MANAGEMENT, INC. as
                        a Borrower

                        By:  /s/ David V. Hall
                          Name:
                          Title: Pres.


                        PERENNIAL HEALTH SYSTEMS, INC. (f/k/a In-
                        House Rehab Corporation), as Primary Servicer and Guarantor

                        By:  /s/ David V. Hall
                          Name:
                          Title: Pres.


                        DAIWA HEALTHCO-3LLC, as
                        Lender

                        By:  /s/ Dwight Jenkins
                          Name:  Dwight Jenkins
                          Title: Vice President